Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of November 13, 2024, by and among Hongli Group Inc., a Cayman Islands exempted company (the “Company”), and each purchaser identified in Exhibit A and on the signature pages hereto (each, a “Purchaser” and, collectively, the “Purchasers”).

WHEREAS:

A.    Pursuant to the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Purchasers at the Closing (as defined in the Securities Purchase Agreement) the number of the Company’s ordinary shares, par value $0.0001 per share (the “Ordinary Shares”) set forth in the Securities Purchase Agreement (the “Shares” or “Securities”).

B.    To induce the Purchasers to purchase the Securities pursuant to the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, or any similar successor statutes and the rules and regulations thereunder (collectively, the “1933 Act”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

a. “1934 Act” means, collectively, the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statutes.

b. “Affiliate” means, as to any specified Person, (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, (ii) any executive officer, director, trustee or general partner of the specified Person and (iii) any legal entity for which the specified Person acts as an executive officer, director, trustee or general partner. For purposes of this definition, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly, or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether by contract, through the ownership of voting securities, partnership interests or other equity interests or otherwise.

c. “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

d. “Closing Date” means the date of the issuance of the Shares pursuant to the Securities Purchase Agreement.

e. “Filing Deadline” means, with respect to the Initial Registration Statement, the Initial Filing Deadline and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c), the earliest practical date to file such additional Registration Statements related to the Registrable Securities.

f. “Governmental Authority” means the government of the United States of America or the government of any other nation, or any political subdivision thereof, whether state, provincial or local, or any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administration powers or functions of or pertaining to government over the Company or any of its subsidiaries, or any of their respective properties, assets or undertakings.

g.  “Initial Filing Date” means the date on which the Initial Registration Statement is filed with the SEC.

h. “Initial Filing Deadline” means the date that is thirty (30) days after the Closing Date.

i. “Initial Registration Statement” means a Registration Statement or Registration Statements filed under the 1933 Act pursuant to Section 2(a) hereof covering the Registrable Securities (which shall include, at any particular time, each document incorporated or deemed to be incorporated by reference therein).

j. “Initial Required Registration Amount” means 100% of the Registrable Securities as of the trading day immediately preceding the applicable date of determination.

k. “Investor” means a Purchaser.

l. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof, or any other legal entity.

m. “Prospectus” means the prospectus included in any Registration Statement (as defined below), including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

n. “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

o. “Registrable Securities” means (i) the Shares; and (ii) any shares of capital stock of the Company which may be issued or issuable with respect to, in exchange for, or upon the exercise or conversion of the Shares, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, however, that any Registrable Securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale of such securities has become effective under the 1933 Act and such securities are disposed of in accordance with such Registration Statement, (b) such securities are sold in accordance with Rule 144 or an applicable exemption from registration under the 1933 Act, or (c) all of such securities are eligible to be sold by the holder thereof pursuant to Rule 144 without limitation, restriction or condition (including any current public information requirement) thereunder, or (d) when such securities are sold to the Company.

p. “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities and the resale thereof (which shall include, at any particular time, each document incorporated or deemed to be incorporated by reference therein).

q. “Required Holders” means the holders of a majority of the Registrable Securities.

r. “Rule 144” means Rule 144 under the 1933 Act or any successor rule.

s. “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

t. “SEC” means the United States Securities and Exchange Commission.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2. REGISTRATION.

a. Initial Mandatory Registration. The Company shall prepare, and, as soon as reasonably practicable, but in no event later than the Initial Filing Deadline, file with the SEC a Registration Statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Investors may reasonably specify, in respect of which the Company may use a registration statement on Form F-3 (or any successor short form registration statement available for such resale that permits incorporation by reference at least to the same extent as such form) or, if a registration statement on Form F-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities. The Initial Registration Statement prepared pursuant hereto shall register for resale at least the number of Registrable Securities equal to the Initial Required Registration Amount determined as of the date the Initial Registration Statement is initially filed with the SEC (subject to subsequent reduction if directed by the staff of the SEC). The Company shall use commercially reasonable efforts to have the Initial Registration Statement declared effective by the SEC as soon as reasonably practicable, and, other than with respect to Grace Periods, shall use commercially reasonable efforts to have the Initial Registration Statement remain continuously effective under the 1933 Act until such date on which there are no longer any Registrable Securities covered by such Initial Registration Statement.

b. Ineligibility for Form F-3. In the event that Form F-3 is not available for the registration of the resale of any Registrable Securities hereunder, the Company shall file a required Registration Statement on Form F-1.

c. Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, the Company shall promptly inform each Investor whose Registrable Securities are not fully covered by such Registration Statement and, as soon as reasonably practicable, amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover Registrable Securities consisting of at least that number of Ordinary Shares equal to 100% of the number of Registrable Securities as of two (2) trading days immediately preceding the date of the filing of such amendment or new Registration Statement. The Company shall use commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as reasonably practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if as of any date of determination, the number of Ordinary Shares available for resale under the Registration Statement is less than 100% of the number of Registrable Securities.

3. RELATED OBLIGATIONS. At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) or Section 2(b) the Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities (but in no event later than the applicable Filing Deadline) and use commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as reasonably practicable after such filing. The Company shall use commercially reasonable efforts to respond to written comments received from the SEC upon a review of a Registration Statement within fourteen (14) Business Days. If the Company is notified by the SEC that such Registration Statement will not be reviewed or will not be subject to further review and the effectiveness of such Registration Statement may be accelerated, the Company shall, subject to Section 3(c), file with the SEC a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the 1933 Act within five (5) Business Days after the date that the Company is so notified by the SEC. Except if a Grace Period is in effect, the Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities covered by such Registration Statement pursuant to Rule 144 or an applicable exemption from registration under the 1933 Act without limitation, restriction or condition (including any current public information requirement) thereunder, (ii) the date on which the Investors have sold all of the Registrable Securities covered by such Registration Statement in accordance with such Registration Statement or pursuant to Rule 144 and (iii) the date that all Registrable Securities have ceased to be Registrable Securities (the “Registration Period”).

b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with such Registration Statement, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement during the Registration Period. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 6-K, Form 20-F or any analogous report under the 1934 Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC.

c. The Company shall, upon request, (A) permit Investor to review and comment upon (i) the Initial Registration Statement at least two (2) Business Days prior to its filing with the SEC, and (ii) all other Registration Statements and all amendments and supplements to all Registration Statements (except for annual reports on Form 20-F, and current reports on Form 6-K, and any similar or successor reports) within two (2) Business Days prior to their filing with the SEC, and (B) not file any document, registration statement, amendment or supplement described in the foregoing clause (A) in a form to which Investor reasonably objects. The Company shall promptly furnish to Investor copies of any correspondence from the SEC to the Company or its representatives relating to any Registration Statement and shall provide Investor the opportunity to review and comment upon the Company’s responses to any such correspondence.

d. The Company shall furnish to each Investor, upon request, without charge, such documents, including copies of any Prospectus (preliminary, final, summary or free writing), as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

e. The Company shall use commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investors of the Registrable Securities covered by a Registration Statement under the securities or applicable state blue sky or state securities laws (“Blue Sky”) laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions or obtain exemptions from the registration and qualification requirements of such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any jurisdiction, or (z) file a general consent to service of process in any jurisdiction in which it is not currently so qualified or subject to general taxation or has not currently so consented. The Company shall promptly notify Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification (or exemption from qualification) of any of the Registrable Securities for sale under the securities or Blue Sky laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

f. The Company shall notify Investor of the happening of any event, as promptly as reasonably practicable after becoming aware of such event, as a result of which, in the case of a Registration Statement, it includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus included in a Registration Statement, it includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus until the requisite changes have been made (provided that in each notice the Company shall not disclose any material non-public information to any Investor unless otherwise requested in writing by such Investor which Investor agrees in writing to hold such information in confidence until such time as it is disclosed in the Company’s sole discretion). The Company shall also promptly notify Investor and each Investor in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (promptly providing written notice of such effectiveness to each Investor), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or related information and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

g. The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement (other than during an Allowable Grace Period, as defined below), or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible time and to notify Investor of the issuance of such order or suspension and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

h. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.

i. The Company shall use commercially reasonable efforts to cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange or trading market on which securities of the same class or series issued by the Company are listed, and with the same CUSIP. For the avoidance of doubt, and subject to Section 5, the Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).

j. The Company shall provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the applicable Registration Statement.

k. The Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

l. Promptly after a Registration Statement which covers applicable Registrable Securities is declared effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities (and provide written notice to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC; provided that if the Company changes its transfer agent, it shall immediately deliver any previously delivered notices under this Section 3(n) and any subsequent notices to such new transfer agent.

m.  Grace Period.

i. Notwithstanding anything to the contrary in Section 3(f), and a good faith determination by the Company that it is in the best interests of the Company to suspend the use of any Registration Statement, following the effectiveness of such Registration Statement (and the filings with any federal or state securities commissions), the Company, by written notice to the Investors, may direct the Investors to suspend sales of the Registrable Securities pursuant to such Registration Statement for such times as the Company reasonably may determine is necessary and advisable (a “Grace Period”), if any of the following events shall occur (each, a “Grace Period Event”):

(1)	there is material non-public information regarding the Company which (A) the Company determines not to be in the Company’s best interest to disclose, (B) would, in the good faith determination of the Company, require any revisions to the Registration Statement so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (C) which the Company is not otherwise required to disclose;

(2)	there is a significant bona fide business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business), including any significant merger, consolidation, tender offer or other similar transaction) available to the Company which the Company determines not to be in the Company’s best interest to disclose; or

(3)	the Company is required to file a post-effective amendment to a Registration Statement to incorporate the Company’s quarterly or annual reports or audited financial statements on Forms 6-K or Form 20-F.

ii. The Company shall (A) promptly provide written notice to the Investors of the occurrence giving rise to a Grace Period and the date on which the Grace Period will begin (a “Grace Period Notice”), and (B) as soon as such date may be determined, promptly provide written notice to the Investors of the date on which the Grace Period ends (an “End of Grace Period Notice”).

iii. Any Grace Period Notice shall state that such Grace Period shall continue only for so long as the Grace Period Event or its effect is continuing and that the Company is taking all reasonable steps to terminate suspension of the effectiveness of the Registration Statement as promptly as possible. The Investors shall not affect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Grace Period Notice from the Company and prior to receipt of an End of Grace Period Notice. The Investors may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) receipt of an End of Grace Period Notice from the Company, which notice shall be given by the Company promptly following the conclusion of any Grace Period Event.

iv. No Grace Period shall (A) exceed ninety (90) consecutive days, (B) during any three hundred sixty-five (365) day period, exceed an aggregate of one hundred eighty (180) days, and (C) have its first day occur less than ten (10) trading days after the last day of any prior Grace Period (the “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive a Grace Period Notice and shall end on and include the later of the date the Investors receive the End of Grace Period Notice and the date referred to in such notice. The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

v. Upon the earlier to occur of (A) the Company delivering to the Investors an End of Grace Period Notice or (B) the end of the maximum permissible Grace Period, the Company shall use its commercially reasonable efforts to promptly amend or supplement the Registration Statement on a post-effective basis, if necessary, or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Investors to resume sales of the Registrable Securities as soon as possible.

n. The Company shall enter into such customary agreements (including, in the case of underwritten offering, an underwriting agreement) and take such other actions as any of the Investors or underwriters, if any, may reasonably request in order to expedite and facilitate the disposition of the Registrable Securities covered by a Registration Statement.

4. OBLIGATIONS OF THE INVESTORS.

a. The Company’s obligation to include Registrable Securities in any Registration Statement or amendment including a post-effective amendment, shall be subject to the Investor furnishing to the Company in writing such information regarding the Investor and the distribution of the Investor’s Registrable Securities as the Company may reasonably request, including the completion and execution of a customary selling shareholders’ questionnaire; provided that such information is reasonably necessary for the Company to consummate such registration and shall be used only in connection with such registration. If the Investor fails to provide all of the information required by this Section 4(a), including but not limited to returning the fully completed selling shareholders’ questionnaire to the Company not later than the later of (i) ten (10) business days after delivery to the Investor by the Company of the form of questionnaire and (ii) ten (10) business days prior to the anticipated filing date of the Registration Statement, the Company shall have no obligation to include its Registrable Securities in the Registration Statement or, if the Company has elected in its sole discretion to include such Registrable Securities in the Registration Statement before it has received such executed questionnaire (which it shall not be required to do), it may withdraw the Investor’s Registrable Securities from the Registration Statement without incurring any liability to the Investor in connection therewith.

b. Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or Section 3(g), such Investor will discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(f) or receipt of notice from the Company in writing that no supplement or amendment is required or that the Allowable Grace Period has ended.

d. The Investor agrees that during such time as it may be engaged in the distribution of Registrable Securities, it will comply with all laws applicable to such distribution, including Regulation M promulgated under the Exchange Act, and, to the extent required by such laws, will, among other things, not engage in any stabilization activities in connection with the Ordinary Shares in contravention of such laws.

5. EXPENSES OF REGISTRATION. All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including all registration, listing, Blue Sky and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, as well as all other costs and expenses incurred in connection with the Company’s compliance with its obligations under this Agreement, shall be paid by the Company. Each Investor shall pay all fees and disbursements, legal fees of its counsel and all underwriting discounts and commissions, broker or similar fees and transfer taxes, if any, relating to the sale or disposition of such Investor’s Registrable Securities.

6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement:

a. By the Company. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, their respective directors, officers, managers, employees and agents, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable and documented attorneys’ fees, amounts paid in settlement, joint or several, and any reasonable and documented expenses (collectively, “Indemnified Damages”), incurred in investigating, preparing or defending any action, claim, suit, proceeding, investigation or appeal taken from the foregoing by or before any court or Governmental Authority or other administrative or regulatory agency or body (including the SEC and any state commission or authority or self-regulatory organization or securities exchange in the United States or elsewhere), whether pending or threatened (each, a “Claim” and collectively, “Claims”), to which any of them may become subject insofar as such Claim (or actions or proceedings, whether commenced or threatened, in respect thereof) or Indemnified Damages arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other Blue Sky laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, including any preliminary Prospectus, free writing Prospectus or final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto, and including all information incorporated by reference therein), or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, for any legal fees or other reasonable and documented expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not apply to (x) a Claim or Indemnified Damages sought by an Indemnified Person to the extent arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person or its representative expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, (y) a Claim or Indemnified Damages that arise due to the Investor’s breach of Section 4 hereof; and (z) amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.

b. By the Investors. In connection with any Registration Statement in which an Investor’s Registrable Securities are included, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend the Company, each of its directors, each of its officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an “Indemnified Party”), to the same extent and in the same manner as is set forth in Section 6(a) with respect to the Indemnified Persons, against any Claim or Indemnified Damages to which any of them may become subject insofar as such Claim or Indemnified Damages arise out of or are based upon (x) any Violation, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor or its representative expressly for use in connection with the preparation of the Registration Statement or any amendment thereof or supplement thereto, or (y) a Claim or Indemnified Damages that arise due to the Investor’s breach of Section 4 hereof; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim or Indemnified Damages if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld

c. Notice. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of the written threat of or notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim or Indemnified Damages, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, promptly deliver to the indemnifying party a written notice of the written threat of or notice of the commencement of such action or proceeding; provided that failure to so notify the indemnifying party will not relieve the indemnifying party from any liability it may have to such indemnified party hereunder except to the extent that the indemnifying party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such Claim to the extent then known. In case any such action or proceeding is brought against any Indemnified Party or Indemnified Person and such Indemnified Party or Indemnified Person seeks or intends to seek indemnity from an indemnifying party, the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In any such proceeding, any Indemnified Person or Indemnified Party may retain its own counsel, but the fees and expenses of that counsel will be at the expense of that Indemnified Person or Indemnified Party, as the case may be, unless (i) the indemnifying party and the Indemnified Person or Indemnified Party, as applicable, shall have mutually agreed to the retention of that counsel, (ii) the indemnifying party does not assume the defense of such proceeding in a timely manner or (iii) in the opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel for the Indemnified Person or Indemnified Party, as applicable, and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by counsel to the indemnifying party in such proceeding. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or proceeding or Claim or Indemnified Damages by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action, proceeding or Claim or Indemnified Damages. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, as the case may be, consent to entry of any judgment or enter into any settlement or other compromise with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not the Indemnified Party or Indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as applicable) of a full release from all liability with respect to such Claim or Indemnified Damages or which includes any admission as to fault or culpability on the part of such Indemnified Party or Indemnified Person. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action or proceeding shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action or proceeding as a result of such failure.

d. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

8. REPORTS UNDER THE 1934 ACT. With a view to making available to the Investors the benefits of Rule 144, the Company agrees to use commercially reasonable efforts to:

a. make and keep public information available, as those terms are understood and defined in Rule 144;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c. furnish to each Investor, unless otherwise available at no charge by access electronically to the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (or successor thereto), so long as such Investor owns Registrable Securities, promptly upon request, (i) a copy of the most recent annual report of the Company and such other reports and documents so filed by the Company and (ii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9. ASSIGNMENT OF REGISTRATION RIGHTS. The rights under this Agreement shall not be assignable by the Investors without the prior written consent of the Company.

10. AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to each of the Investors. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of an Investor whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Investors may be given solely by such Investor.

11. MISCELLANEOUS.

a. Holder Definition. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered upon receipt, when delivered via email (with confirmation of receipt), personally or by a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

No. 777, Daiyi Road,

Changle County, Weifang City,

Shandong Province, China, 262400

Tel: +86 0536-2185222

Attn: Jie Liu, Chief Executive Officer

Email:

With copy to (which shall not constitute notice):

Sichenzia Ross Ference Carmel LLP
1185 Avenue of the Americas, 31st floor

New York, NY 10036
Attn: Huan Lou

E-mail:

If to Investors, at the most current address given by the transfer agent and registrar of the Shares of the Company, or as indicated in this Agreement or the signature page hereof, or in the Securities Purchase Agreement or the signature page thereof.

c. Non-Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d. Governing Law and Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the courts of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e. Entire Agreement. This Agreement and the other documents executed in contemplation thereof (the “Transaction Documents”) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f. Binding Effect. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h. Counterparts. This Agreement and any amendments hereto may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract and each party hereto forever waives any such defense.

i. Further Assurance. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. Investor Consent. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders. Any consent or other determination approved by Investors as provided in the immediately preceding sentence shall be binding on all Investors.

k. Language. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

l. Rights and Remedies. Each Purchaser and each holder of the Registrable Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that such Purchasers and holders have been granted at any time under any other agreement or contract and all of the rights that such Purchasers and holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

m. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Sections 6 and 7 hereof, each Indemnified Person and Indemnified Party, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

n. Termination. The Company shall have no further obligations pursuant to this Agreement at the earlier of (i) such time as no Registrable Securities are outstanding and (ii) such time as the Registrable Securities covered by the Registration Statement that are not held by Affiliates of the Company are, as determined by the Company, eligible for resale pursuant to Rule 144 without limitation, restriction or condition (including any current public information requirement thereunder).

o. Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

p. Interpretation. Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (b) each accounting term not otherwise defined in this Agreement or the Securities Purchase Agreement has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

* * * * * *

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first above written.

COMPANY:

HONGLI GROUP INC.			Address for Notice:

By:			No. 777, Daiyi Road,
	Name:	Jie Liu	Changle County, Weifang City,
	Title:	CEO	Shandong Province, China, 262400 Tel: +86 0536-2185222
Attn: Jie Liu, Chief Executive Officer

Email:

With a copy to (which shall not constitute notice):

Sichenzia Ross Ference Carmel LLP
1185 Avenue of the Americas, 31st floor

New York, NY 10036
Attn: Huan Lou

E-mail:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first above written.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser: ____________________
Name of Authorized Signatory:

Title of Authorized Signatory:

Address for Notice to Purchaser:

Email address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

[Signature Page to Registration Rights Agreement]

EXHIBIT A

PURCHASERS

Purchaser’s Name	Number of Shares	Per Share Purchase Price	Subscription Amount
[Investors]	[*]	$0.55	$	[*]
Total	60,000,000	$0.55		$33,000,000